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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): April 10, 2001





                        MORGAN STANLEY ABS CAPITAL I INC.
             (Exact name of registrant as specified in its charter)


          Delaware                  333-64909                13-3939229
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(State or Other Jurisdiction        (Commission           (I.R.S. Employer
     of Incorporation)              File Number)         Identification No.)



1585 Broadway, 2nd Floor
  New York, New York                                            10036
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  (Address of Principal                                       (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)    761-4000
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Item 5.  Other Events.
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Filing of Derived Materials.
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     In connection with the offering of the Morgan Stanley ABS Capital I Inc
Asset-Backed Certificates, Series 2001-WF1 (the "Certificates"), Morgan Stanley & Co. Incorporated, as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to its potential investors.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: collateral information, yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the mortgage loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Derived Materials are attached hereto as Exhibit 99.1.

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Item 7.  Financial Statements, Pro Forma Financial
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Information and Exhibits.
------------------------

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

       99.1         Derived Materials filed on Form SE dated April 12, 2001

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MORGAN STANLEY ABS CAPITAL I INC.




                                 By:  /s/Robert A. Feldman
                                    -----------------------------
                                    Name:   Robert A. Feldman
                                    Title:  Vice President



Dated:  April 12, 2001

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Exhibit Index
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Exhibit            Description                                       Page
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99.1               Derived Materials filed on Form SE dated
                   April 12, 2001                                      6

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                                  Exhibit 99.1